Putnam
Asia Pacific
Growth
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Last summer, with virtually all of Asia's markets beset by turbulence and uncertainty, it would have been difficult to imagine that a scant year later we would be commenting on the remarkable resilience of any of them. It would have been equally as surprising to be witnessing the unprecedented levels of consolidation and restructuring now occurring within Japan's corporate structure.

As recoveries took hold in Japan, South Korea, Hong Kong, and Singapore, Putnam Asia Pacific Growth Fund was clearly among the beneficiaries. Your fund's managers nevertheless are maintaining a close watch on some potentially troublesome issues, among them U.S. interest rates, currency valuations relative to the dollar, Y2K problems, and the fragility of Japan's recovery.

As the managers explain in the following report on fiscal 1999 performance, they believe that economic recovery has taken hold in Asia and they remain generally optimistic about prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 17, 1999


Report from the Fund Managers

Paul C. Warren
Carmel Peters

The strengthening in the Asian stock markets and economies that began late in 1998 remained firmly intact three-quarters of the way through 1999. A growing global economy, corporate restructuring and industry consolidation, and the growth of technological and service-related industries have all served to improve the fortunes of Asia's key corporate players.

Putnam Asia Pacific Growth Fund participated fully in the resurgence of these markets, as returns for the fiscal year ended September 30, 1999, indicate. As a result of strong stock selection and positioning in key markets such as Japan, South Korea, and Taiwan, the fund was able to take advantage of some of Asia's most notable restructuring stories as well as some innovative and dynamic leaders of the "new economy."

Total return for 12 months ended 9/30/99

     Class A           Class B           Class C            Class M
  NAV       POP     NAV      CDSC     NAV      CDSC      NAV       POP
----------------------------------------------------------------------------
 71.79%    61.89%  70.58%   65.58%   70.69%   69.69%    70.88%    64.87%
----------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


* HISTORIC PERIOD OF CHANGE IS TRANSFORMING JAPAN

A tidal wave of corporate restructuring, mergers, and industrial consolidation has swept over Japan like one of Asia's famous tsunamis. The Japanese stock market has enjoyed a renaissance this year based not only on the improvement in Japan's economic outlook, but also on the willingness of some companies to improve their businesses for the benefit of their shareholders. Evidence of renewed investor interest in Japan was seen this past summer in the nearly 12% spike in the yen relative to the dollar despite Japan's abysmally low interest rates.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

Japan            58.4%

Hong Kong         8.4%

Australia         7.6%

South Korea       6.5%

Taiwan            6.1%

Footnote reads:
*Based on net assets as of 9/30/99. Holdings will vary over time.


Part and parcel of this newfound shareholder focus is the unprecedented level of consolidation and merger activity in some of Japan's more inefficient industries. For example, the three-way merger announcement in August of leading banks Dai-Ichi Kangyo, Fuji Bank, and Industrial Bank as well as the recent merger agreement between Sumitomo and Sakura bank, is indicative of the changes that are gripping Japanese companies once immune from economic and competitive forces. Actions like these mergers also serve to set a positive precedent for other companies.

While consolidation and an improvement in shareholder value are significant developments, it is important to separate rhetoric from reality. We are focusing on companies that we believe are implementing genuine restructuring initiatives, such as those at Fujitsu and Toshiba, and steering clear of those we consider unlikely to follow through on ambitious promises. We have also targeted companies that place a greater emphasis on the effective use of capital than their old-line counterparts did.

For example, in the fund's semiannual report, we discussed the restructuring plans of one of the portfolio's largest holdings, Nikko Securities. We are happy to report that the company's strong performance since then has confirmed our positive views. Nikko has continued to implement its cost-cutting program and its earnings have been better than expected. Going forward, we believe that Nikko is well positioned to take advantage of the increasing demand for asset management services as more Japanese investors shift assets from their conservative, low- yielding Postal Savings accounts.

As it is in other areas of the world, telecommunications are exploding in Japan. The astounding growth of the Internet and the surging demand for data communication services is the driving force behind an unprecedented level of consolidation and cutthroat competition in Japan's telecommunications industry. We have targeted companies involved in all aspects of telecommunications that have strong returns on capital and that have experienced positive analyst earnings estimate revisions. We believe fund holdings such as Murata Manufacturing, KDD Corporation, and DDI Corporation are well positioned to benefit from telecommunications growth in Japan and around the world through their international alliances.

In addition, several companies we favor have moved quickly to take advantage of the rapidly growing demand for consumer and business Internet services from Japan's more than 16 million Internet users. Fujitsu, for example, owns Japan's largest Internet service provider (ISP), Nifty Serve. Following Nifty Serve's merger in November 1999 with another Fujitsu-owned ISP, the company expects to have 3.5 million subscribers.


Putnam Asia Pacific Growth Fund's class A shares were ranked in the top quartile by Lipper for the 5-year period ended September 30, 1999. The fund ranked in the top 18%, or 5 out of 27 Pacific Region funds ranked.

Past performance is not indicative of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary. The fund was ranked 29 out of 55 funds (52%) for the one-year period. The fund was not ranked over periods longer than five years.


Finally we have positioned the fund in smaller companies that represent the evolution of the new service- oriented economy in Japan. These companies have younger, more forward-thinking management teams than the older managers at the traditional industrial conglomerates, and as the domestic economy recovers, they offer significantly more growth potential. Examples include electronics retailers Kojima and Yamada Denki as well as adult-education company Benesse. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* IMPROVED SEMICONDUCTOR PRICES AND RESTRUCTURING PROPEL SOUTH KOREA AND TAIWAN

Many of the Asian economies caught up in the recent economic crisis have shown a surprisingly vigorous turnaround in economic growth. As interest rates fell and stability returned, authorities in countries such as South Korea were able to force large companies to restructure and reform noncompetitive practices. Additionally, as the Japanese yen strengthened in the past few months, a major impediment to the competitiveness of Asian export growth was removed.


"In the last decade, even as its economy has gone from bad to worse, Japan has evolved beyond the West's field of view. Change has come so far now that even if Japan wanted to keep it a secret, it no longer could."

-- The New York Times, October 24, 1999


Another important development for the region has been the upturn in the semiconductor business cycle. Prices for commodity-type memory chips such as DRAMS -- a large market for Asian companies -- have improved substantially as demand for high-tech goods grows around the world.

Despite the recent pullback in South Korean stock prices, South Korea has been one of the world's top performing markets for some time. We have also been impressed with the level of restructuring that has taken place at the large industrial groups known as chaebol. Samsung Electronics, a major beneficiary of the upturn in semiconductor prices, has also been one of the most aggressive companies leading the country's restructuring wave. The fund also owns stakes in other Korean bellwethers such as Korea Electric Power Corp., which has also been aggressive on the restructuring front, Pohang Iron & Steel, a beneficiary of higher steel prices, and Korea Telecom Corporation. Of course, with the relief afforded by higher markets and capital inflows, the drive to restructure may slow somewhat. Thus we will continue to monitor the progress in the Korean market.

Another direct beneficiary of the upturn in the chip cycle was Taiwan. Now that some time has passed since the island's earthquake, it seems clear that any disruption to the production of memory chips and other technological components is limited. The fund owned Taiwanese blue chips such as Taiwan Semiconductor as well as some strong performing but lesser known chip stocks such as Winbond Electronics, United Microelectronics, and chip testing company ASE Test.

* KEY HOLDINGS IN OTHER MARKETS REPRESENT GLOBAL THEMES

Many of the key holdings in the other major markets of Singapore, Hong Kong, and Australia that posted solid performance during the period represent some of the broader themes we discussed above. China Telecom, which is listed on the Hong Kong stock exchange, is the leading mobile operator in China -- a market regarded as the world's fastest growing for fixed-line and mobile communications. Well-known real estate and exporting conglomerate Hutchison Whampoa of Hong Kong offers a global cellular communications presence through its subsidiaries in the United Kingdom, Israel, and the United States. (Following the close of the period, leading German wireless company Mannesmann announced that it intends to acquire telecommunications company Orange of the United Kingdom -which is 44.8% owned by Hutchison Whampoa -- at a substantial premium.) Venture Manufacturing of Singapore is a leading outsourcing company for large American multinationals such as IBM. Additionally Broken Hill Proprietary of Australia benefited from the improvement in oil and other commodity prices as signs of a global economic recovery began to emerge.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Nikko Securities Co. Ltd.
Japan
Insurance and finance

Murata Manufacturing Co. Ltd.
Japan
Electronics and electrical equipment

Fujitsu Ltd.
Japan
Computer services and software

Sony Corp.
Japan
Electronics and electrical equipment

Benesse Corp.
Japan
Education

Yamanouchi Pharmaceutical Co., Ltd.
Japan
Pharmaceuticals

DDI Corp.
Japan
Telecommunications

Mitsubishi Trust and Banking Corp.
Japan
Insurance and finance

Samsung Electronics Co.
South Korea
Electronics and electrical equipment

Shin-Etsu Chemical Co.
Japan
Chemicals

Footnote reads:
These holdings represent 28.4% of the fund's net assets as of 9/30/99. Portfolio holdings will vary over time.


Although the Asian markets and economies have made tremendous strides in the past year, important issues remain that could have negative short-term implications. In Japan, while there have been deregulation and reforms, much work remains to repair the economy following a decade-long recession. Many economists are still looking for additional signs of improved demand beyond the positive effects of government fiscal spending measures. Additionally, if the Japanese monetary authorities do not take decisive action to halt the yen's rise, the resulting negative impact on the earnings of Japan's large exporting companies could hurt the overall market.

In the rest of Asia, the possibility remains that investors may take profits in these markets given the prevailing concerns about the effects of the Y2K computer bug on Asian companies and rising U.S. interest rates. Additionally, factors such as increased stock issuance ahead of year's end and the Hong Kong government's flotation via a closed-end fund of the Hong Kong-listed stock it owns could temporarily depress stock prices across the region.

Nevertheless, we believe all these concerns are short term in nature and should not obscure the long-term potential of many Asian companies. In addition, we believe our strategy of targeting growing companies trading below their inherent business worth can benefit long-term investors seeking to capture the potential of the Asian markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/99, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or industry which involves more risk than a fund that invests more broadly. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Asia Pacific Growth Fund is designed for investors seeking capital appreciation through common stocks and other securities of companies located in the Asia and the Pacific Rim.




TOTAL RETURN FOR PERIODS ENDED 9/30/99

                      Class A            Class B            Class C            Class M
(inception dates)    (2/20/91)          (6/1/93)           (7/26/99)           (2/1/95)
                   NAV       POP      NAV      CDSC      NAV       CDSC      NAV      POP
-------------------------------------------------------------------------------------------
1 year            71.79%    61.89%   70.58%   65.58%    70.69%    69.69%    70.88%   64.87%
-------------------------------------------------------------------------------------------
5 years           17.28     10.55    13.08    11.26     12.98     12.98     14.50    10.51
Annual average     3.24      2.03     2.49     2.16      2.47      2.47      2.74     2.02
-------------------------------------------------------------------------------------------
Life of fund     100.74     89.27    87.94    87.94     88.29     88.29     91.61    84.89
Annual average     8.43      7.69     7.60     7.60      7.63      7.63      7.85     7.40
-------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/99

                                      MSCI                    Consumer
                                  Pacific Index              price index
---------------------------------------------------------------------------
1 year                             71.16%                       2.75%
---------------------------------------------------------------------------
5 years                            -5.13                       12.38
Annual average                     -1.05                        2.36
---------------------------------------------------------------------------
Life of fund                       16.86                       24.55
Annual average                      1.83                        2.59
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/20/91

                 Fund's class A     MSCI Pacific       Consumer price
Date             shares at POP          Index              index

2/20/91              9,425             10,000             10,000
9/30/91              8,879              9,558             10,178
9/30/92              8,978              8,070             10,482
9/30/93             12,692             11,329             10,764
9/30/94             16,139             12,318             11,083
9/30/95             15,471             11,786             11,365
9/30/96             16,248             12,149             11,706
9/30/97             16,813             10,590             11,958
9/30/98             11,018              6,827             12,122
9/30/99            $18,927            $11,686            $12,455

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $18,794 and $18,829, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $19,161 ($18,489 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/99

                           Class A      Class B      Class C       Class M
------------------------------------------------------------------------------
Distributions (number)        1            1            --            1
------------------------------------------------------------------------------
Income                     $1.120       $1.078          --         $1.107
------------------------------------------------------------------------------
 Total                     $1.120       $1.078          --         $1.107
------------------------------------------------------------------------------
Share value:             NAV    POP       NAV           NAV      NAV    POP
------------------------------------------------------------------------------
9/30/98                 $8.83  $9.37    $8.68           --      $8.78  $9.10
------------------------------------------------------------------------------
7/26/99*                   --     --       --       $12.15         --     --
------------------------------------------------------------------------------
9/30/99                 13.49  14.31    13.20        13.48      13.35  13.83
------------------------------------------------------------------------------

*Inception date of class C shares.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Morgan Stanley Capital International (MSCI) Pacific Index is an index of equity securities issued by companies located in five Asian countries. All values are expressed in U.S. dollars.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended September 30, 1999

The Board of Trustees and Shareholders
Putnam Asia Pacific Growth Fund

We have audited the accompanying statement of assets and liabilities of Putnam Asia Pacific Growth Fund, including the fund's portfolio, as of September 30, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the year or periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1998 and the financial highlights for each of the years or periods in the four-year period ended September 30, 1998 were audited by other auditors whose report dated November 10, 1998 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Asia Pacific Growth Fund as of September 30, 1999, the results of its operations, changes in its net assets and financial highlights for the year or periods then ended, in conformity with generally accepted accounting principles.

                                                                 KPMG LLP
Boston, Massachusetts
November 10, 1999



The fund's portfolio
September 30, 1999

COMMON STOCKS (96.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Australia (7.6%)
--------------------------------------------------------------------------------------------------------------------------
            771,900  Amcor Ltd.                                                                             $    3,700,801
            409,700  Australia & New Zealand Banking Group Ltd.                                                  2,739,285
            734,360  Broken Hill Proprietary Co., Ltd.                                                           8,454,756
            454,700  Cable & Wireless Optus Ltd. 144A (NON)                                                        978,783
            256,600  Cable & Wireless Optus Ltd. (NON)                                                             552,355
            928,549  Coles Myer Ltd.                                                                             4,850,386
            336,000  National Australia Bank, Ltd.                                                               4,916,265
            214,923  News Corp. Ltd. ADR                                                                         6,111,873
            280,000  News Corp. Ltd.                                                                             1,963,354
            560,700  Western Mining Co. Ltd.                                                                     2,852,808
                                                                                                            --------------
                                                                                                                37,120,666

China (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,996,000  Shandong International Power Development Co. Ltd. (NON)                                       474,423
          1,670,000  Shandong International Power Development Co. Ltd. 144A (NON)                                  264,448
                                                                                                            --------------
                                                                                                                   738,871

Hong Kong (8.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,628,000  Cathay Pacific Airways                                                                      2,934,277
            491,000  Cheung Kong Infrastructure Holdings                                                         4,092,984
            646,000  China Resources Enterprise Ltd.                                                               877,412
          1,653,000  China Telecom Ltd. (NON)                                                                    5,096,794
            422,000  Citic Pacific Ltd.                                                                          1,168,072
          1,740,000  First Pacific Co., Ltd.                                                                     1,064,049
            199,800  Hang Seng Bank Ltd.                                                                         2,115,681
            502,000  Henderson Land Development Co. Ltd.                                                         2,320,154
                600  Hong Kong and China Gas Co., Ltd.                                                                 807
          1,021,200  Hong Kong Telecommunications Ltd.                                                           2,241,578
            520,000  Hutchison Whampoa, Ltd.                                                                     4,836,820
            993,500  Johnson Electric Holdings Ltd.                                                              4,822,008
            508,000  Legend Holdings Ltd.                                                                          483,965
          1,122,000  Li & Fung Ltd.                                                                              3,394,528
              1,000  South China Morning Post Ltd.                                                                     669
          1,581,657  Wharf Holdings Ltd.                                                                         4,571,381
            264,000  Wing Hang Bank Ltd.                                                                           883,682
                                                                                                            --------------
                                                                                                                40,904,861

Japan (58.4%)
--------------------------------------------------------------------------------------------------------------------------
             59,300  Advantest Corp.                                                                             8,590,969
             29,480  Ariake Japan Co. Ltd.                                                                       1,636,237
            153,000  Asahi Bank Ltd.                                                                             1,101,082
             68,600  Benesse Corp.                                                                              13,674,826
             18,900  Citizen Electronics Co., Ltd.                                                               1,601,966
            246,000  Dai Nippon Printing Co., Ltd.                                                               4,579,812
              1,564  DDI Corp.                                                                                  11,770,461
             86,000  Eiden Co., Ltd.                                                                             1,051,740
            212,000  Eisai Co. Ltd.                                                                              5,384,760
             13,500  Fancl Corp.                                                                                 3,949,671
             70,400  Fuji Soft AB, Inc.                                                                          6,006,849
            466,000  Fujitsu Ltd.                                                                               14,554,280
             60,200  Hoshiden Corp.                                                                              1,987,789
            509,000  Industrial Bank Of Japan                                                                    6,267,930
            109,000  INES Corp.                                                                                  1,927,752
             52,000  Ito-Yokado Co., Ltd.                                                                        4,304,798
             55,510  KDD Corp.                                                                                   5,749,437
             60,800  Kita Kyushu Coca-Cola Bottling                                                              2,802,634
             80,500  Kojima Co Ltd.                                                                              4,361,994
             45,200  Komeri Co., Ltd.                                                                            1,717,855
             50,900  Mabuchi Motor                                                                               6,636,632
             11,000  MEGANE TOP Co., Ltd.                                                                          279,398
            186,000  Meiji Seika Kaisha Ltd.                                                                     1,424,438
            937,000  Mitsubishi Trust and Banking Corp.                                                         11,459,078
             75,000  Mitsumi Electric Company, Ltd.                                                              2,257,761
            179,000  Murata Manufacturing Co. Ltd.                                                              18,017,874
             44,000  NIC Corp.                                                                                   2,276,576
          2,504,000  Nikko Securities Co. Ltd.                                                                  21,200,376
            326,000  Nippon Sanso Corp.                                                                          1,134,713
             23,100  Nippon Systemware Co., Ltd.                                                                 1,771,072
                420  Nippon Telegraph and Telephone Corp.                                                        5,175,917
              8,540  Nippon Television Network Corp.                                                             6,105,738
              3,000  Nissin Co., Ltd.                                                                              204,327
             47,000  Nissin Food Products Co., Ltd.                                                              1,282,220
              1,000  Nitori Co.                                                                                     37,629
             59,100  Promise Co., Ltd.                                                                           4,764,694
             31,800  Rohm Co. Ltd.                                                                               6,656,162
            238,000  Sharp Corp.                                                                                 3,819,643
            238,000  Shin-Etsu Chemical Co.                                                                      9,940,922
            309,000  Shiseido Co., Ltd.                                                                          4,621,919
                540  Shohkoh Fund & Co., Ltd.                                                                      403,857
             96,200  Sony Corp.                                                                                 14,398,325
             79,023  Sumitomo Corp.                                                                                582,079
            174,000  Taiyo Yuden Co., Ltd.                                                                       5,761,806
             29,000  TDK Corp.                                                                                   3,363,782
          1,083,000  Teijin Ltd.                                                                                 5,226,519
            247,000  Tokai Bank Ltd. (The)                                                                       1,786,858
            111,200  Tokyo Electric Power Co.                                                                    2,573,396
            899,000  Toshiba Corp.                                                                               6,706,557
            153,900  Toyota Motor Corp.                                                                          4,908,006
             36,300  Trans Cosmos Inc.                                                                           4,541,769
             36,000  Trend Micro Inc.                                                                            4,368,768
             58,000  Yamada Denki                                                                                4,468,674
            276,000  Yamanouchi Pharmaceutical Co., Ltd.                                                        12,956,162
                                                                                                            --------------
                                                                                                               284,136,489

Luxembourg (0.5%)
--------------------------------------------------------------------------------------------------------------------------
                120  NTT Mobile Communications                                                                   2,370,649

Malaysia (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,590,000  Public Bank Berhad                                                                          1,297,139
            340,000  Resorts World Berhad                                                                          778,442
            493,000  Telekom Malaysia                                                                            1,277,942
                                                                                                            --------------
                                                                                                                 3,353,523

New Zealand (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            785,100  Carter Holt Harvey Ltd.                                                                       947,203

Philippines (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            400,400  San Miguel Corp.                                                                              608,451
          4,317,000  SM Prime Holdings Inc.                                                                        730,081
                                                                                                            --------------
                                                                                                                 1,338,532

Singapore (4.8%)
--------------------------------------------------------------------------------------------------------------------------
            295,000  Datacraft Asia Ltd.                                                                         1,298,000
            535,059  DBS Group Holdings Ltd. (NON)                                                               5,985,352
          1,803,400  Del Monte Pacific Ltd. 144A                                                                   838,581
          1,296,000  Keppel Bank                                                                                 2,533,247
            166,000  Keppel Corp.                                                                                  484,757
                400  Keppel Land Ltd.                                                                                  497
            128,000  Overseas Chinese Banking Corp.                                                                994,760
             88,000  Singapore Press Holdings Ltd.                                                               1,388,519
          1,129,500  Venture Manufacturing Ltd.                                                                  9,841,978
                                                                                                            --------------
                                                                                                                23,365,691

South Korea (6.5%)
--------------------------------------------------------------------------------------------------------------------------
            100,800  Hyundai Motor Co. GDR 144A                                                                    995,400
            120,200  Korea Electric Power Corp.                                                                  3,953,947
             47,040  Korea Telecom Corp. ADR                                                                     1,740,480
             22,100  Korea Telecom Corp.                                                                         1,364,893
            101,300  L.G. Chemical Ltd.                                                                          2,940,699
             47,000  L.G. Electronics                                                                            1,576,974
             33,000  Pohang Iron & Steel Company, Ltd.                                                           3,759,938
            125,400  Samsung Corp.                                                                               1,835,625
             61,827  Samsung Electronics Co.                                                                    10,016,381
            164,240  Shinhan Bank                                                                                1,526,243
             90,000  Ssangyong Oil Refining Co. Ltd.                                                             1,798,520
                                                                                                            --------------
                                                                                                                31,509,100

Taiwan (6.1%)
--------------------------------------------------------------------------------------------------------------------------
            130,698  ASE Test Limited                                                                            3,169,427
            112,000  Asustek Computer, Inc.                                                                      1,118,231
                744  Asustek Computer, Inc. GDR                                                                      9,895
            157,590  Bank Sinopac                                                                                   84,148
            103,950  Cathay Life Insurance Co., Ltd.                                                               269,318
          2,060,100  China Steel Corp. GDR                                                                       1,679,323
          1,305,400  Far Eastern Textile Ltd.                                                                    1,860,143
          1,454,000  Formosa Plastics Corp.                                                                      2,825,308
            298,600  Hon Hai Precision Industry                                                                  1,962,363
            480,260  President Chain Store Corp.                                                                 1,365,668
          1,152,000  Siliconware Precision Industries Co. GDR                                                    1,929,100
             64,900  Synnex Tech Intl. 144A                                                                      1,203,895
          1,615,060  Taiwan Semiconductor Manufacturing Co.                                                      6,812,338
          1,485,450  United Microelectronics Corp.                                                               3,473,090
             97,000  Winbond Electronics Corp. GDR                                                               1,770,250
                                                                                                            --------------
                                                                                                                29,532,497

Thailand (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             98,000  Advanced Info Service Public Co., Ltd.                                                      1,114,557
            411,000  Bangkok Bank Public Co., Ltd. (NON)                                                           804,022
             27,050  Siam Cement Public Company Ltd. (The) (NON)                                                   560,063
          1,208,400  Siam Commercial Bank Public Co. Ltd. (NON)                                                  1,079,191
            502,400  Total Access Communication Public Co. Ltd.                                                    959,584
                                                                                                            --------------
                                                                                                                 4,517,417

United Kingdom (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            405,898  HSBC Holdings PLC                                                                           4,650,779

United States (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             43,800  Data Communication Systems Co., Ltd.                                                        2,880,169
            945,400  National Financial Insurance                                                                  275,694
                                                                                                            --------------
                                                                                                                 3,155,863
                                                                                                            --------------
                     Total Common Stocks (cost $332,585,239)                                                $  467,642,141

UNITS (0.5%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
            101,000  Overseas Chinese Banking Corp. Structured Note
                       (Issued by Credit Suisse First Boston) zero %, 2000
                       (Singapore)                                                                          $      743,360
             99,000  Overseas Chinese Banking Corp. Ser. D Structured Note
                       (Issued by Credit Suisse First Boston) zero %, 2000
                       (Singapore)                                                                                 728,640
             79,000  Overseas Chinese Banking Corp. Structured Warrants
                       (Issued by Lehman Brothers Finance S.A. Exp. 3/23/00)
                       (Singapore)                                                                                 588,645
             73,000  Overseas Chinese Banking Corp. Structured Note
                       (Issued by Merrill Lynch & Co., Inc.) 3.00%, 2000
                       (Singapore)                                                                                 538,879
                                                                                                            --------------
                     Total Units (cost $1,914,279)                                                          $    2,599,524

WARRANTS (0.1%) (a) (NON) (cost $--)                                                            EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
          1,433,700  Siam Commercial Banks                                                      5/10/02     $      409,380

SHORT-TERM INVESTMENTS (1.4%) (a) (cost $6,986,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
         $6,986,000  Interest in $750,000,000 joint tri-party repurchase agreement dated September 30, 1999 with
                       Goldman Sachs & Co., due October 1, 1999
                       with respect to various U.S. Treasury obligations --
                       maturity value of $6,987,027 for an effective yield of 5.29%                         $    6,986,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $341,485,518) (b)                                              $  477,637,045
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $486,354,095.

  (b) The aggregate identified cost on a tax basis is $358,705,451, resulting in gross unrealized appreciation and depreciation of $127,429,614 and $8,498,020, respectively, or net unrealized appreciation of $118,931,594.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of
      1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary Receipts,
      respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at September 30, 1999 (as a percentage of net assets):

               Electronics and electrical equipment      25.7%
               Insurance and finance                     16.4

      The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
September 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $341,485,518) (Note 1)                                            $477,637,045
-----------------------------------------------------------------------------------------------
Cash                                                                                        353
-----------------------------------------------------------------------------------------------
Foreign currency (cost $1,683,948)                                                    1,678,257
-----------------------------------------------------------------------------------------------
Interest, dividends and other receivables                                               820,961
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                6,306,298
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       16,517,432
-----------------------------------------------------------------------------------------------
Total assets                                                                        502,960,346

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     13,179,818
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,889,198
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            896,651
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              162,527
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            35,148
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,266
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  356,304
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   85,339
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    16,606,251
-----------------------------------------------------------------------------------------------
Net assets                                                                         $486,354,095

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $543,084,974
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (9,984,028)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (182,871,654)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                   136,124,803
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $486,354,095

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($248,255,012 divided by 18,400,733 shares)                                              $13.49
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.49)*                                  $14.31
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($221,291,407 divided by 16,770,574 shares)**                                            $13.20
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,308,147 divided by 171,260 shares)**                                                 $13.48
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($14,499,529 divided by 1,086,451 shares)                                                $13.35
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.35)*                                  $13.83
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended September 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net foreign tax of $312,163)                                            $  3,657,011
-----------------------------------------------------------------------------------------------
Interest                                                                                407,416
-----------------------------------------------------------------------------------------------
Total investment income                                                               4,064,427

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      2,587,768
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          995,206
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        20,510
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,812
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   426,113
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 1,426,484
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                     2,020
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    73,324
-----------------------------------------------------------------------------------------------
Registration fees                                                                           969
-----------------------------------------------------------------------------------------------
Auditing                                                                                 21,122
-----------------------------------------------------------------------------------------------
Legal                                                                                     4,299
-----------------------------------------------------------------------------------------------
Postage                                                                                  78,018
-----------------------------------------------------------------------------------------------
Other                                                                                   197,347
-----------------------------------------------------------------------------------------------
Total expenses                                                                        5,839,992
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (176,705)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          5,663,287
-----------------------------------------------------------------------------------------------
Net investment loss                                                                  (1,598,860)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     30,225,157
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (6,343,387)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                   (3,544,056)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          157,417,536
-----------------------------------------------------------------------------------------------
Net gain on investments                                                             177,755,250
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $176,156,390
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                        $(1,598,860)     $4,508,016
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                        23,881,770    (126,176,660)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                    153,873,480    (101,196,507)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     176,156,390    (222,865,151)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (13,528,305)     (3,446,213)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (12,499,068)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (706,133)         (2,733)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                            (109,720)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (101,372)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                              (5,727)             --
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                    (9,649,628)   (151,334,815)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             139,556,437    (377,648,912)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   346,797,658     724,446,570
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of and
undistributed net investment income of $9,984,028,
and $23,215,866, respectively)                                                     $486,354,095    $346,797,658
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.83           $13.58           $13.63           $13.58           $14.64
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.01)(c)          .11(c)           .05(c)           .03(c)           .02
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           5.79            (4.77)             .41              .63             (.63)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                5.78            (4.66)             .46              .66             (.61)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (1.11)            (.09)            (.43)            (.60)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.01)              --             (.08)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.41)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.12)            (.09)            (.51)            (.61)            (.45)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $13.49            $8.83           $13.58           $13.63           $13.58
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              71.79           (34.47)            3.47             5.02            (4.14)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $248,255         $240,978         $515,107         $223,307         $158,773
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.46             1.46             1.50             1.54             1.55
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     (.14)            1.05              .40              .20              .14
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             183.18           128.25            89.77            72.68            91.13
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements and brokerage service arrangements. (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.68           $13.34           $13.41           $13.37           $14.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.10)(c)          .03(c)          (.06)(c)         (.07)(c)         (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           5.70            (4.69)             .41              .63             (.64)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                5.60            (4.66)             .35              .56             (.71)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (1.07)              --             (.36)            (.51)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.01)              --             (.06)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.41)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.08)              --             (.42)            (.52)            (.45)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $13.20            $8.68           $13.34           $13.41           $13.37
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              70.58           (34.93)            2.66             4.33            (4.88)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $221,291         $100,331         $199,036         $225,241         $144,514
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            2.21             2.21             2.25             2.30             2.31
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     (.91)             .32             (.45)            (.55)            (.62)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             183.18           128.25            89.77            72.68            91.13
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements and brokerage service arrangements. (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           July 26, 1999+
operating performance                                                                                              to September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $12.15
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                             (.02)(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               1.35
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    1.33
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                          --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                          --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $13.48
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  10.95*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $2,308
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .41*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                                                                         (.19)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                 183.18
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements and brokerage service arrangements. (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                         February 1, 1995+
operating performance                                                Year ended September 30                         to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.78           $13.46           $13.54           $13.53           $12.41
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.08)(c)          .06(c)          (.02)(c)         (.03)(c)         (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           5.76            (4.74)             .41              .63             1.13
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                5.68            (4.68)             .39              .60             1.12
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (1.10)              -- (d)         (.40)            (.58)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.01)              --             (.07)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.11)              --             (.47)            (.59)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $13.35            $8.78           $13.46           $13.54           $13.53
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              70.88           (34.75)            2.93             4.65             9.03*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $14,500           $5,488          $10,304           $9,144           $2,829
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.96             1.96             2.00             2.06             2.09*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     (.69)             .57             (.17)            (.24)            (.45)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             183.18           128.25            89.77            72.68            91.13
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements and brokerage service arrangements. (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.



Notes to financial statements
September 30, 1999

Note 1
Significant accounting policies

Putnam Asia Pacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of companies located in Asia and in the Pacific Basin.

The fund offers class A, class B, class C and class M shares. The fund began offering class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments are stated at fair value following procedures approved by the Trustees. (See Section F of Note 1 with respect to the valuation of forward currency contracts.)

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended ended September 30, 1999, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1999, the fund had a capital loss carryover of approximately $179,363,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                          Expiration
--------------                          ------------------
   $21,694,000                          September 30, 2004
     6,385,000                          September 30, 2005
    41,190,000                          September 30, 2006
   110,094,000                          September 30, 2007

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, foreign taxes, realized gains and losses on passive foreign investment companies and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1999, the fund reclassified $4,650,709 to increase distributions in excess of net investment income and $114,845 to increase paid-in-capital, with a decrease to accumulated net realized losses of $4,535,864. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1999, fund expenses were reduced by $176,705 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $800 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended September 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $149,374 and $14,647 from the sale of class A and class M shares, respectively and received $292,249 and $23 in contingent deferred sales charges from redemptions of class B and class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $49,315 on class A redemptions.

Note 3
Purchase and sale of securities

During the year ended September 30, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $590,553,248 and $637,782,906, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     59,365,607       $638,284,289
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,316,540         11,848,859
-----------------------------------------------------------------------------
                                                60,682,147        650,133,148

Shares
repurchased                                    (69,576,374)      (724,586,710)
-----------------------------------------------------------------------------
Net decrease                                    (8,894,227)      $(74,453,562)
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     54,048,482      $ 589,265,153
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       86,345            972,298
-----------------------------------------------------------------------------
                                                54,134,827        590,237,451

Shares
repurchased                                    (64,776,138)      (702,418,905)
-----------------------------------------------------------------------------
Net decrease                                   (10,641,311)     $(112,181,454)
-----------------------------------------------------------------------------

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     14,238,409      $ 159,559,326
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,235,747         10,948,718
-----------------------------------------------------------------------------
                                                15,474,156        170,508,044

Shares
repurchased                                    (10,265,946)      (112,205,552)
-----------------------------------------------------------------------------
Net increase                                     5,208,210      $  58,302,492
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     11,481,054      $ 125,403,283
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                11,481,054        125,403,283

Shares
repurchased                                    (14,835,531)      (162,782,350)
-----------------------------------------------------------------------------
Net decrease                                    (3,354,477)     $ (37,379,067)
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                        to September 30, 1999
-----------------------------------------------------------------------------
Class C                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                        178,127        $ 2,352,451
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                   178,127          2,352,451

Shares
repurchased                                         (6,867)           (91,458)
-----------------------------------------------------------------------------
Net increase                                       171,260        $ 2,260,993
-----------------------------------------------------------------------------

                                                Year ended September 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,124,523        $33,844,735
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       67,917            607,179
-----------------------------------------------------------------------------
                                                 3,192,440         34,451,914

Shares
repurchased                                     (2,730,963)       (30,211,465)
-----------------------------------------------------------------------------
Net increase                                       461,477        $ 4,240,449
-----------------------------------------------------------------------------

                                                Year ended September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,532,571        $28,258,569
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                          187              2,093
-----------------------------------------------------------------------------
                                                 2,532,758         28,260,662

Shares
repurchased                                     (2,673,098)       (30,034,956)
-----------------------------------------------------------------------------
Net decrease                                      (140,340)       $(1,774,294)
-----------------------------------------------------------------------------


Note 5 (Unaudited)
Change in Independent
Accountants

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent auditor and voted to appoint KPMG LLP for the fund's fiscal year ended September 30, 1999. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 14, 1999, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $3,815,341. Taxes paid to foreign countries were $312,163.

The fund has designated 3.56% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.

Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

 *DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

 +Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

 ** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

    Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Paul C. Warren
Vice President and Fund Manager

Carmel Peters
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Asia Pacific Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN001 56135 844/193/470 11/99